UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2013

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington, D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

○	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

○	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

○	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

○	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Federal Agricultural Mortgage Corporation ("Farmer Mac") held its Annual Meeting of Stockholders on June 6, 2013.  At that meeting, the holders of Farmer Mac voting common stock: (1) elected all ten of the nominees for director identified on the ballot; (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2013; (3) approved the material terms of performance goals under Farmer Mac's 2008 Omnibus Incentive Plan as described in Farmer Mac's Proxy Statement; and (4) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in Farmer Mac’s Proxy Statement in a “say-on-pay” vote.  Shares were voted on these four items as set forth below.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock.  Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Dennis L. Brack	632,583	104,517
James R. Engebretsen	631,708	104,517
Dennis A. Everson	632,083	104,517
Mitchell A. Johnson	631,328	104,517
Clark B. Maxwell	632,333	104,517

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	591,426	None
Thomas W. Hill	592,931	None
James B. McElroy	591,593	None
J. Dan Raines	87,541	None
Douglas E. Wilhelm	591,764	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders to be held in June 2014:  Dennis L. Brack, Richard H. Davidson, James R. Engebretsen, Dennis A. Everson, Thomas W. Hill, Mitchell A. Johnson, Clark B. Maxwell, James B. McElroy, J. Dan Raines, and Douglas E. Wilhelm.

In addition to the ten directors elected at the Annual Meeting of Stockholders on June 6, 2013, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac:  Lowell L. Junkins (Chairman), Myles J. Watts (Vice Chairman), Chester J. Culver, Sara L. Faivre-Davis, and Bruce J. Sherrick.  Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2013

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting.  Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,222,293
Against	2,332
Abstain	3,800
Broker Non-Votes	None

Vote to Approve the Material Terms of Performance Goals under Farmer Mac's 2008 Omnibus Incentive Plan

To preserve Farmer Mac's ability to continue to grant performance-based awards under its 2008 Omnibus Incentive Plan that are intended to be tax-deductible by Farmer Mac, the material terms of the performance goals, including the list of permissible performance measures for performance goals, must be approved by the voting stockholders no less often than every five years. Listed below are the final results for the stockholder vote on the material terms of performance goals under Farmer Mac's 2008 Omnibus Incentive Plan (Class A votes and Class B votes combined):

Number of Votes
For	905,584
Against	11,168
Abstain	207,156
Broker Non-Votes	104,517

Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Listed below are the final results for the stockholder say-on-pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	907,352
Against	9,000
Abstain	207,556
Broker Non-Votes	104,517

Farmer Mac intends to hold future advisory say-on-pay votes every year.  Farmer Mac’s Board of Directors may re-evaluate this determination after the next stockholder vote on the frequency of say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

	By:	/s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: June 12, 2013